UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report: September 27, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commision File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On September 27, 2007, KB Home issued a press release announcing its results of operations for the three months and nine months ended August 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.
The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated September 27, 2007 announcing KB Home’s results of operations for the three months and nine months ended August 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 27, 2007

KB Home
By:	/s/ Domenico Cecere
Domenico Cecere
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 27, 2007 announcing KB Home’s results of operations for the three months and nine months ended August 31, 2007.

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